Defined
Asset Funds

THE S&P
MIDCAP
400
TRUST

Merrill Lynch


A Simple Way to Invest in MidCap Stocks

In the past, index results have often outperformed many money managers. Investing in a broad representation of the market, or indexing, is an investment strategy that allows you to own a portfolio of stocks that is structured to mirror, as closely as possible, the total return of a market index.

For years, the S&P 500 Index has been used by professional money managers to measure the performance of a broad portion of the stock market. But as interest in medium-capitalization (MidCap) companies grew, in 1991 Standard & Poor's created the S&P MidCap 400 Index,* which offers a benchmark for MidCap stocks.

    * "S&P MidCap 400 Index" is a trademark of the Standard & Poor's Corporation. The Standard & Poor's Corporation has not participated in any way in the creation of the Trust and is not affiliated with any of the Trust's sponsors.


The S&P MidCap Trust

We have a simple way for you to own MidCap stocks. The Defined Assets Funds(SM) S&P MidCap Trust was designed to track the stock market performance of MidCap stocks by holding virtually every stock in the index.

Index Investing Offers Several Benefits:

Simplified Decision-Making

When you invest in the S&P MidCap Trust, you don't have to select individual stocks. You are, in effect buying a portion of the market represented by the index.

Risk Reduction through Diversification

One of the best reasons for an indexing approach is the fact that indexing reduces the volatility of holding individual stocks. By investing in this Trust, you are instantly diversified among hundreds of companies in four industry sectors with just one purchase. This way, your exposure to risk is reduced, especially when compared to buying one, two, or even ten of the individual stocks.

Increase Total Return with Lower Costs

The true test of performance is the total return-- and the price you pay for it. Low costs are essential if an index fund is going to work efficiently. After all, an index is just a benchmark and has no expenses of any kind.

The Trust has no management fees, only a small annual supervisory fee and operating expenses of about 0.25%. Low cost means more of your money is invested and working for you.

Defined Portfolio

You are investing in a known, pre-selected portfolio of companies.

Liquidity

Your investment may be sold at any time at the then-current market-value, which may be more or less than your original cost.

Fund Performance

One Year Ended

(January 1, 1996 -- December 31, 1996)

      o  Total Return*................................      18.69%

      o  Average Annualized Total Return**............      15.97%

Since Inception

(February 20, 1992 -- December 31, 1996)
      o  Total Return*................................      77.93%

      o  Average Annualized Total Return**............      12.05%

    *Total Return figures represent changes in unit price plus reinvestment of income and principal distributions (net of all expenses) but do not reflect sales charges.

    **Average annual returns reflect deduction of maximum applicable sales charges. Past performance is not indicative of future results.


Investment Results

[A bar chart captioned "If you had invested $10,000 from inception and held through December 31, 1996, your investment would have achieved the following results+:" compares the cumulative annual performance of the MidCap stocks from 2/20/92 through 12/31/96. The x axis reflects dollar amounts in $2,000 increments, the y axis reflects years. There is a series of bars indicating the dates and gains starting with 2/2/92, $10,000; 12/31/92, $10,393;
12/31/93, $11,716; 12/31/94, $11,260; 12/31/95, $14,654 and ending with
12/31/96, $17,392. The dates are on the bottom of the bars and the values are on the top.]

+Maximum sales charge was deducted.


If you had invested $10,000 from inception and held through December 31, 1996, your investment would have achieved the following results:

YOU CAN ALSO TAKE ADVANTAGE OF BENEFITS NOT AVAILABLE THROUGH THE PURCHASE OF INDIVIDUAL STOCKS:

Monthly Income or Reinvestment

The Trust pays monthly or you can elect to have dividend income and capital gains automatically reinvested into additional units of the same Trust at net asset value. By reinvesting your income, you not only increase your holdings, but gain the important benefits that monthly compounding can have on total return performance.

Convenience

The Trust invests in many stocks, but makes it simple with only one price to track. For your convenience, you can follow the price of your investment weekly in Barron's.

Low Minimum Investment

The minimum investment is only $250.

ABOUT THE INDEX

Standard & Poor's MidCap 400 Index was:

o           Created June 5, 1991.

o Measures the performance of 400 mid-sized companies (capitalization currently ranging from about $148 million to over $7.3 billion).


o Represents 292 companies traded on the New York Stock Exchange, seven on the American Stock Exchange and 101 over the NASDAQ National Market System. The market sectors included are industrials, utilities, financials and transportation.

How The S&P MidCap Trust is Calculated

The S&P MidCap Trust is market-value weighted which takes into account two factors: price per share and total number of shares outstanding. Therefore, the larger a Company's capitalization, the greater that company's effect will be on the performance in the index.

TOP TEN WEIGHTED COMPANIES*

                                                    Percentage of
Name                               Ticker        Total Market Value
Coca-Cola Enterprises               CCE                1.095%

Franklin Resources, Inc.            BEN                1.026%

Parametric Technology               PMTC                .943%

Charles Schwab Corp.                SCH                 .916%

State St. Boston Corp.              STT                 .893%

Cardinal Health, Inc.               CAH                 .870%

Aflac, Inc.                         AFL                 .789%

USA Waste Services                   UW                 .776%

US Robotics Corp.                   USRX                .744%

SunAmerica, Inc.                    SAI                 .717%


    * As of 3/5/97

Volume Purchase Discounts

For larger purchases, the sales charge is reduced to put a greater percentage of your investment dollars to work for you.


                                                   Sales Charge
                                              As a Precentage of the
Amount Purchased                               Public Offering Price
-----------------------------------------------------------------------------
Less than $25,000                                     2.25%
$25,000 to $49,999                                    2.00%
$50,000 to $74,999                                    1.75%
$75,000 to $99,999                                    1.50%
$100,000 to $249,999                                  1.25%
$250,000 to $999,999                                  1.00%
$1,000,000 to $4,999,999                               .75%
$5,000,000 or more                                     .50%
-----------------------------------------------------------------------------

Because of sales charges, Trust expenses and commissions, as well as the fact that the Trust may not own all of the stocks in the index or in the same proportions, or be fully invested at all times, Trust performance will vary somewhat from the performance of the index.


Risk Factors

As with any equity investment, unit price varies. The Trust may not be appropriate for investors seeking conservation of capital or high-current income.

Sound Financial Planning

Your financial professional can help you design a financial plan and explain how the S&P MidCap Trust may help you meet your goals. Contact your financial professional to request a free prospectus containing more complete information about the S&P MidCap Trust or any other Defined Asset Fund (including sales charges and expenses).
Read the prospectus carefully before investing.


Printed on Recycled Paper                                         14800SJ-3/97

[Copyright] 1997 Merrill Lynch, Pierce, Fenner and Smith Incorporated. Member SIPC.